Exhibit 10.02

FIRST AMENDMENT TO FIVE YEAR CREDIT AGREEMENT

THIS FIRST AMENDMENT TO FIVE YEAR CREDIT AGREEMENT (this “Amendment”), dated as of March 28, 2003, is entered into among WELLPOINT HEALTH NETWORKS INC., a Delaware corporation (the “Borrower”), the Lenders identified on the signature pages hereto (the “Lenders”), BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and JPMORGAN CHASE BANK, as syndication agent (in such capacity, the “Syndication Agent”).  Terms used but not otherwise defined herein shall have the meanings provided in the Existing Credit Agreement described below.

W I T N E S S E T H

WHEREAS, the Borrower, the Lenders party thereto, the Administrative Agent and the Syndication Agent entered into that certain Credit Agreement, dated as of March 30, 2001 (the “Existing Credit Agreement”);

WHEREAS, the Borrower has requested, and the Required Lenders (on behalf of the Lenders) have agreed, to amend the Existing Credit Agreement as provided herein;

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

PART 1

DEFINITIONS

SUBPART 1.1  Certain Definitions.  Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

“Amended Credit Agreement” means the Existing Credit Agreement as amended hereby.

“Amendment No. 1 Effective Date” is defined in Subpart 3.1.

SUBPART 1.2  Other Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.

PART 2

AMENDMENTS TO EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Amendment No. 1 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part 2.

SUBPART 2.1  Amendment to Section 3.10.  Section 3.10 of the Existing Credit Agreement is hereby amended and restated in its entirely as follows:

Section 3.10   ERISA.

No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect.  The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $100,000,000 the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $100,000,000 the fair market value of the assets of all such underfunded Plans.

PART 3

CONDITIONS TO EFFECTIVENESS

SUBPART 3.1  Amendment No. 1 Effective Date.  This Amendment shall be and become effective as of the date hereof (the “Amendment No. 1 Effective Date”) when all of the conditions set forth in this Part 3 shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as the “Amendment”.

SUBPART 3.2  Execution of Counterparts of Amendment.  The Administrative Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Lenders, the Administrative Agent and the Syndication Agent.

SUBPART 3.4  Other Items.  The Administrative Agent shall have received such other documents, agreements or information that may be reasonably requested by the Administrative Agent.

PART 4

MISCELLANEOUS

SUBPART 4.1  Representations and Warranties.  The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, after giving effect to this Amendment, (a) no Default or Event of Default exists under the Amended Credit Agreement and (b) the representations and warranties set forth in Section 3 of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

SUBPART 4.2  Reaffirmation of obligations.  The Borrower hereby ratifies the Existing Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Existing Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective obligations under the Existing Credit Agreement.

SUBPART 4.3  Cross-References.  References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

SUBPART 4.4  Instrument Pursuant to Existing Credit Agreement.  This Amendment is executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

SUBPART 4.5  References in Other Credit Documents.  At such time as this Amendment shall become effective pursuant to the terms of Subpart 3.1, all references to the “Credit Agreement” in the Existing Credit Agreement shall be deemed to refer to the Existing Credit Agreement as amended by this Amendment.

SUBPART 4.6  Counterparts/Telecopy.  This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.  Delivery of executed counterparts of the Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

SUBPART 4.7  Governing Law.  THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES).

SUBPART 4.8  Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SUBPART 4.9  General.  Except as amended hereby, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Five Year Credit Agreement as of the date first above written.

BORROWER:	WELLPOINT HEALTH NETWORKS INC., a Delaware corporation

	By:	/s/ R.DAVID KRETSCHMER
	Name:	R.David Kretschmer
	Title:	Vice President and Treasurer

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.

	By:	/s/ KEVIN L. AHART
	Name:	Kevin L. Ahart
	Title:	Assistant Vice President

SYNDICATION AGENT:	JPMORGAN CHASE BANK

	By:	/s/ JAMES ELY III
	Name:	James S. Ely III
	Title:	Managing Director

BANK OF AMERICA, N.A.

	By:	/s/ JOSEPH L. CORAH
	Name:	Joseph L. Corah
	Title:	Principal

BANK ONE, N.A.

	By:	/s/ CARRIE GOLDMAN SEGALL
	Name:	Carrie Goldman Segall
	Title:	Associate Director

JPMORGAN CHASE BANK

	By:	/s/ JAMES ELY III
	Name:	James Ely III
	Title:	Managing Director

CITICORP USA, INC.

	By:	/s/ PETER C. BICKFORD
	Name:	Peter C. Bickford
	Title:	Vice President

MELLON BANK, N.A.

By:	/s/ MARSHA WICKER
Name:	Marsha Wicker
Title:	Vice President

CREDIT SUISSE FIRST BOSTON, CAYMAN ISLANDS BRANCH

By:	/s/ CHRISTOPHER LALLY
Name:	Christopher Lally
Title:	Vice President

By:	/s/ JENNIFER PIEZA
Name:	Jennifer Pieza
Title:	Associate

THE BANK OF NEW YORK

By:	/s/ REBECCA K. LEVINE
Name:	Rebecca K. Levine
Title:	Vice President

SUNTRUST BANK

By:	/s/ W. BROOKS HUBBARD
Name:	W. Brooks Hubbard
Title:	Director

UBS AG, CAYMAN ISLANDS BRANCH

By:	/s/ WILFORD V. SAINT
Name:	Wilford V. Saint
Title:	Associate Director
Banking Products Services, US

By:	/s/ THOMAS R. SALZANO
Name:	Thomas R. Salzano
Title:	Director
Banking Products Services, US

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ SCOTTYE LINDSEY
Name:	Scottye Lindsey
Title:	Vice President

LEHMAN COMMERCIAL PAPER INC.

By:	/s/ SUZANNE FLYNN
Name:	Suzanne Flynn
Title:	Authorized Signatory

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ KIMBERLY SHELTON
Name:	Kimberly Shelton
Title:	Director

FLEET NATIONAL BANK

By:	/s/ THOMAS F. FARLEY, JR.
Name:	Thomas F. Farley, Jr.
Title:	Group Executive

BNP PARIBAS

By:	/s/ PIERRE NICHOLAS ROGERS
Name:	Pierre Nicholas Rogers
Title:	Managing Director

By:	/s/ JAMES F. MCCANN
Name:	James F. McCann
Title:	Director

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ AL GALLUZZO
Name:	Al Galluzzo
Title:	Senior Vice President

SOCIETE GENERALE

By:	/s/ RICHARD BERNAL
Name:	Richard Bernal
Title:	Director

CREDIT LYONNAIS NEW YORK BRANCH

By:	/s/ CHARLES HEIDEIECK
Name:	Charles Heideieck
Title:	Senior Vice President

BANCA DI ROMA

By:	/s/ LUCA BALESTRA
Name:	Luca Balestra
Title:	Senior Vice President and Manager

By:	/s/ RICHARD DIETZ
Name:	Richard Dietz
Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI LTD., SEATTLE BRANCH

By:	/s/ KOSUKE TAKAHASHI
Name:	Kosuke Takahashi
Title:	Vice President